POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Municipal Money Market Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marie E. Connolly
Marie E. Connolly

                              POWER OF ATTORNEY


     The undersigned being all of the Board members of each Fund listed on Exhibit A, hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitutions, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund listed on Exhibit A (including post-effective amendments and amendements thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


/s/Joseph S. DiMartino
_____________________________
Joseph S. DiMartino

/s/David W. Burke
_____________________________
David W. Burke

/s/Hodding Carter, III
_____________________________
Hodding Carter, III

/s/Ehud Houminer
_____________________________
Ehud Houminer

/s/Richard C. Leone
_____________________________
Richard C. Leone

/s/Hans C. Moutner
_____________________________
Hans C. Mautner

/s/Robin A. Pringle
_____________________________
Robin A. Pringle

/s/John E. Zuccotti
_____________________________
John E. Zuccotti



/s/ Marie E. Connolly                                  June 25, 1999
Marie E. Connolly

EXHIBIT A
_________

Dreyfus California Tax Exempt Money Market Fund
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Municipal Bond Fund, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Leaders Fund, Inc.